UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 8, 2023
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
1000 N. West Street, Suite 900,
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
In a Current Report filed on SEC Form 8-K on November 8, 2023, Corteva, Inc. initially announced in Items 2.05 and 2.06 of that report its Crop Protection Operation Strategy Restructuring Program (the “Initial Report”). This amendment to the Initial Report updates Items 2.05 and 2.06 of the Initial Report to reflect the current status of the Crop Protection Operations Strategy Restructuring Program.

Item 2.05    Costs Associated with Exit or Disposal Activities

Corteva, Inc. (the “Company”) has been executing a multi-year footprint optimization and productivity initiative designed to enhance efficiency and reduce structural costs across its global operations (the "Crop Protection Operations Strategy Restructuring Program"). The Company previously communicated its expectation for annualized cost savings associated with this initiative which, coupled with other productivity actions, were included in the target of $300 million total run-rate productivity by 2027 communicated at the Company’s November 2024 investor day.

On June 12, 2026, the Company disclosed that its management recently committed to the next phase of the plan to further optimize its Crop Protection network of manufacturing and external partners to include the intended cessation of the Company’s production activities at its site in Asturias, Spain. The intended cessation is subject to a consultation process with the applicable works council and union representatives at the facility. Also, management has revised its previous estimates associated with the Company’s exit of its Pittsburg, California production activities.

The Company now expects to record aggregate pre-tax restructuring and asset related charges of $750 million to $815 million, which represents an aggregate increase of $100 million to $115 million, with the aggregate amounts comprised of $100 million to $125 million of severance and related benefit costs, $350 million to $372 million of asset-related and impairment charges and $300 million to $318 million of costs related to exiting the Company’s production activities and ceasing operations (inclusive of contract terminations and decommissioning and demolition costs). Decommissioning and demolition costs will be expensed on an as-incurred basis. Reductions in workforce are subject to local regulatory requirements.

Cash payments related to these charges are anticipated to be $400 million to $443 million in aggregate, which primarily relate to decommissioning and demolition, contract terminations, and the payment of severance and related benefits. The restructuring actions associated with these charges are expected to be substantially complete by the end of 2028.

Future actions by the Company or changes in circumstances from current assumptions, including negotiations with local works council, may cause actual results and future cash payments to differ. In addition, conditions for the sale of land at the Company’s Pittsburg, California site have been agreed, subject to completion of due diligence.

Item 2.06    Material Impairments

The disclosures under Item 2.05 are incorporated by reference into this Item 2.06

Cautionary Statements About Forward-Looking Statements

This report contains certain estimates and forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “may,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s financial results; consultations with works council; the anticipated benefits and costs of restructuring actions or cost savings initiatives; the anticipated benefits, impacts, and timing of Corteva’s proposed separation of its seed and crop protection businesses; and the outcome of contingencies, such as litigation and environmental matters, are forward-looking statements.

Forward-looking statements and other estimates are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements and other estimates also involve risks and uncertainties, many of which are beyond the Company's control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company's business, results of operations and financial condition. Some of the important factors that could cause the Company's actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of the Company's products; (ii) failure to successfully develop and commercialize the Company's pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the Company's biotechnology and other agricultural products; (iv) failure to comply with competition and antitrust laws; (v) effect of changes in agricultural and related policies of governments and international organizations; (vi) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (vii) effect of climate change and unpredictable seasonal and weather factors; (viii) effect of competition in the Company's industry; (ix) competitor’s establishment of an intermediary platform for distribution of the Company's products; (x) risks related to recent funding and staff reductions at U.S. government agencies; (xi) risk related to geopolitical and military conflict; (xii) effect of volatility in the Company's input costs; (xiii) risks related to the Company's global operations; (xiv) effect of industrial espionage and other disruptions to the Company's supply chain, information technology or network systems; (xv) risks related to environmental litigation and the indemnification obligations of legacy EIDP liabilities in connection with the Corteva Separation; (xvi) impact of the Company's dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xvii) failure of the Company's customers to pay their debts to the Company, including customer financing programs; (xviii) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xix) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to the Company; (xx) increases in pension and other post-employment benefit plan funding obligations; (xxi) risks related to pandemics or epidemics; (xxii) capital markets sentiment towards sustainability matters; (xxiii) the Company's intellectual property rights or defense against intellectual property claims asserted by others; (xxiv) effect of counterfeit products; (xxv) the Company's dependence on intellectual property cross-license agreements; and (xxvi) risks related to Corteva’s Separation from DowDuPont; and (xxvii) risks related to Corteva’s Proposed Separation, including, but not limited to, whether the objectives of the proposed separation will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the proposed separation; the timing of any such separation or related action and whether any such separation will be consummated at all; the risk that the proposed separation could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the proposed separation process or separation itself; and the risk of any litigation as a result of, or relating to, Corteva’s proposed separation of its seed and crop protection businesses.

Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the “Risk Factors” section of Corteva’s 2025 Annual Report, as modified by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

June 12, 2026